Exhibit 99.6

Execution Version

Amendment to Tax Receivable Agreement

Amendment, dated as of July 1, 2019 and effective as of the Effective Time (as defined below) (this “Amendment”) among Blackstone Holdings I/II GP L.L.C., a Delaware limited liability company (the “Corporate Taxpayer”), Blackstone Holdings I L.P., a Delaware limited partnership (“Blackstone Holdings I”), Blackstone Holdings II L.P., a Delaware limited partnership (“Blackstone Holdings II”), Blackstone Holdings AI L.P., a Delaware limited partnership and each of the undersigned parties hereto identified as “Limited Partners” (collectively, the “Parties”), to the Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Parties heretofore executed and delivered a Tax Receivable Agreement, dated as of June 18, 2007 (the “Agreement”); and

WHEREAS, in connection with an internal reorganization involving the conversion of The Blackstone Group L.P. (“Parent”) into a Delaware corporation (such conversion and the related internal reorganization transactions and conversions, collectively, the “Conversion Transactions”), the Parties desire to make related amendments to the Agreement.

Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Amendment to Section 1.01 of the Agreement.

(a)	The definition of “Blackstone Holdings General Partners” is hereby amended and restated in its entirety as follows:

“Blackstone Holdings General Partners” means, collectively, the Corporate Taxpayer, Blackstone Holdings III GP L.P., a Delaware limited partnership, and Blackstone Holdings IV GP L.P., a Québec société en commandite.

(b)	The definition of “Blackstone Holdings Partnerships” is hereby amended and restated in its entirety as follows:

“Blackstone Holdings Partnerships” means, collectively, Blackstone Holdings AI, Blackstone Holdings I, Blackstone Holdings II, Blackstone Holdings III L.P., a Québec société en commandite (“Blackstone Holdings III”), and Blackstone Holdings IV L.P., a Québec société en commandite (“Blackstone Holdings IV”).

(c)	The definition of “Change of Control” is hereby amended and restated in its entirety as follows:

“Change of Control” means the occurrence of any Person, other than Blackstone Group Management L.L.C. or a Person approved by Blackstone Group Management L.L.C., becoming the Class C Stockholder.

(d)	The following definitions are hereby added in proper alphabetical order:

“Blackstone Holdings AI” means Blackstone Holdings AI L.P., a Delaware limited partnership, and any successor thereto.

“Class A Common Stock” means shares of Class A common stock, par value $0.00001 per share, of Parent.

“Class C Stockholder” means Blackstone Group Management L.L.C., a Delaware limited liability company, and any successor or permitted assign that owns the Class C common stock, par value $0.00001 per share, of Parent at the applicable time.

(e)	The definition of “Exchange Agreement” is hereby amended and restated in its entirety as follows:

“Exchange Agreement” means the Fourth Amended and Restated Exchange Agreement, dated as of the date hereof, among Parent, the Corporate Taxpayer, the Blackstone Holdings Partnerships and the limited partners of the Blackstone Holdings Partnerships from time to time, as it may be amended, supplemented or restated from time to time.

(f)	The definition of “Limited Partner Group Member” is hereby amended and restated in its entirety as follows:

“Limited Partner Group Member” has the meaning assigned to such term in the Amended and Restated Limited Liability Company Agreement of Blackstone Group Management L.L.C., a Delaware limited liability company, as it may be amended, supplemented or restated from time to time.

(g)	The definitions of “Common Units” and “General Partner” are hereby deleted.

(h)	Reference to “the board of directors of the General Partner” in the definition of “Market Value” is hereby amended and replaced by reference to “the Board of Directors of Parent”.

(i)	The definition of “Parent” is hereby amended and restated in its entirety as follows:

“Parent” means The Blackstone Group Inc., and any successor thereto.

2.	Amendment to Section 7.01 of the Agreement.

(a)	Reference to “The Blackstone Group L.P.” is hereby amended and replaced by reference to “The Blackstone Group Inc.”.

3.	Amendment to Section 7.11 of the Agreement.

(a)	The second sentence of Section 7.11(a) of the Agreement is hereby amended and restated as follows:

If either (i) the Parent or any other Blackstone Holdings General Partner has elected or otherwise become, or elects to be or otherwise becomes, treated as a corporation for tax purposes, or (ii) the Parent holds any other Blackstone Holdings General Partner directly or indirectly through an entity that is treated as a corporation for tax purposes, then (w) Parent, such other entity treated as a corporation for tax purposes, or such other Blackstone Holdings General Partner, as applicable (the “Relevant Entity”), shall become a Corporate Taxpayer and shall execute and deliver a joinder to this Agreement to such effect, and (x) the provisions of this Agreement shall apply to each partnership, limited partnership and limited liability company Controlled by any other Blackstone Holdings General Partner as if each such entity were a Partnership; provided that, if any Partnership Units or limited partner interests in other Blackstone Holdings Partnerships were Exchanged prior to an event described in clause (i) or (ii) above, then (y) such Exchange shall be treated for purposes of this Agreement as having occurred immediately after such event at the Fair Market Value in existence at the time of such prior Exchange, and (z) the Relevant Entity shall be required to make the same Tax Benefit Payments pursuant to the terms of this Agreement that it would have been required to make had it been treated in the same manner as the Corporate Taxpayer on the date of such Exchange; provided, however, that such Tax Benefit Payments shall be payable only with respect to (I) Original Assets that are still owned at the time of the event described in clause (i) or (ii) above, and (II) taxable years of such entity ending on or after the date of the event described in clause (i) or (ii) above.

(b)

Section 7.11(a) of the Agreement is hereby amended by adding the following after the last sentence thereof: “The determination of the amount of Tax Benefit Payments that a Relevant Entity would have been required to make had it been treated as a Corporate Taxpayer on the date of a prior Exchange under this Section 7.11(a) shall be made taking into account whether the applicable Partnership (and if applicable, any entity treated as a partnership for United States federal income tax purposes in which the applicable Partnership owns a direct or indirect interest) had an election in effect under Section 754 of the Code for the taxable year in which the prior Exchange occurred; provided that, for this purpose, if the applicable Partnership (and if applicable, any entity treated as a partnership for United States federal income tax purposes in which the applicable Partnership owns a direct or indirect interest) makes such an election in connection with the Relevant Entity becoming a Corporate Taxpayer as described in this Section 7.11(a), such Partnership (and if applicable, any entity treated as a partnership for United States federal income tax purposes in which the applicable Partnership owns a direct or indirect interest) shall be deemed not to have such an election in effect until after the date on which the Relevant Entity becomes a Corporate Taxpayer as described in this Section 7.11(a).”

(c)	Section 7.11(d) is hereby amended and restated in its entirety as follows:

(d)

If any entity that is obligated to make an Exchange Payment hereunder transfers one or more assets to a corporation with which such entity does not file a consolidated tax return pursuant to Section 1501 of the Code (other than any corporation that is obligated to make an Exchange Payment hereunder or which includes the taxable income of the transferor in its tax return), such entity, for purposes of calculating the amount of any Exchange Payment (e.g., calculating the gross income of the entity and determining the Realized Tax Benefit of such entity) due hereunder, shall be treated as having disposed of such asset in a fully taxable transaction on the date of such contribution; provided, however, the foregoing shall not apply to the extent a non-U.S. entity transfers assets to a directly or indirectly wholly owned non-U.S. entity, or otherwise in respect of any transfer or deemed transfer of assets pursuant to the Conversion Transactions. The consideration deemed to be received by such entity shall be equal to the Fair Market Value of the contributed asset, plus (i) the amount of debt to which such asset is subject, in the case of a contribution of an encumbered asset or (ii) the amount of debt allocated to such asset, in the case of a contribution of a partner interest.

4.	The Agreement is hereby amended by replacing all references to “Common Units” with references to “Class A Common Stock”.

5.

Effective Time. This Amendment shall be effective, and the provisions hereof shall become operative, at 12:01 a.m. on July 1, 2019 (the “Effective Time”) and no party shall be required to commence performance hereunder until the Effective Time.

6.	Ratification and Confirmation of the Agreement. Except as so modified pursuant to this Amendment, the Agreement is hereby ratified and confirmed in all respects.

7.	Applicable Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

8.

Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signature pages follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the undersigned as of the date first above written.

BLACKSTONE HOLDINGS I/II GP L.L.C.

By:	The Blackstone Group Inc., its sole member

By:	/s/ Stephen A. Schwarzman
Name: Stephen A. Schwarzman
Title: Chairman and Chief Executive Officer

BLACKSTONE HOLDINGS I L.P.

By:	Blackstone Holdings I/II GP L.L.C., its general partner

By:	The Blackstone Group Inc., its sole member

By:	/s/ Stephen A. Schwarzman
Name: Stephen A. Schwarzman
Title: Chairman and Chief Executive Officer

BLACKSTONE HOLDINGS II L.P.

By:	Blackstone Holdings I/II GP L.L.C., its general partner

By:	The Blackstone Group Inc., its sole member

By:	/s/ Stephen A. Schwarzman
Name: Stephen A. Schwarzman
Title: Chairman and Chief Executive Officer

BLACKSTONE HOLDINGS AI L.P.

By:	Blackstone Holdings I/II GP L.L.C., its general partner

By:	The Blackstone Group Inc., its sole member

By:	/s/ Stephen A. Schwarzman
Name: Stephen A. Schwarzman
Title: Chairman and Chief Executive Officer

[Signature Page to Amendment to Tax Receivable Agreement]

LIMITED PARTNER GROUP MEMBERS

By:	/s/ Stephen A. Schwarzman
Name: Stephen A. Schwarzman
Title: Founding Member

[Signature Page to Amendment to Tax Receivable Agreement]